Exhibit 99.1

Contact: Joanne Freiberger

Vice President and Treasurer

813-739-1808

investorrelations@masonite.com

Common Shares of Masonite International Corporation to Commence Trading on NYSE

(Tampa, FL, September 5, 2013) - Masonite International Corporation (NYSE: DOOR) today announced that its common shares have been approved for listing on the New York Stock Exchange (“NYSE”). The shares will begin trading on the NYSE on Monday, September 9, 2013 under the symbol DOOR. In connection with the listing, the Company will become a public reporting company under U.S. Securities and Exchange Commission regulations.

“Listing the Company’s shares on the NYSE will provide a more liquid and transparent market for our shareholders,” said Mark Erceg, Executive Vice President and Chief Financial Officer.

“We are excited about this important step in Masonite’s evolution and remain focused on executing against a balanced set of business strategies to drive sustainable top and bottom line growth,” added Fred Lynch, President and Chief Executive Officer.

“Masonite is a welcome addition to the NYSE listed company community which shares our commitment to innovation, quality, excellence and the customer,” said Scott Cutler, Executive Vice President and Head of Global Listings, NYSE Euronext. “We welcome the opportunity to partner with Masonite and its shareholders, and to be part of the company’s future growth.”

About Masonite

Masonite International Corporation is a leading global designer and manufacturer of interior and exterior doors for the residential new construction; the residential repair, renovation and remodeling; and the non-residential building construction markets. Since 1925, Masonite has provided its customers with innovative products and superior service at compelling values. Masonite currently serves more than 6,000 customers in 70 countries. Additional information about Masonite can be found at www.masonite.com.

Forward-looking Statements

This document includes forward-looking statements, all of which are subject to risks and uncertainties. One can identify these forward-looking statements by their use of words such as “may,” “might,” “will,” “should,” “would,” “outlook,” “estimates,” “projects,” “plans,” “anticipates,” “expects,” “intends,” “forecasts,” “targets,” “believes,” and other words of similar meaning, or by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements reflect management’s current beliefs and are based on information currently available to management. All forward-looking statements in this document are qualified by these cautionary statements. These forward-looking statements are likely to address, but may not be limited to, the Company’s strategies relating to growth and cost containment; the Company’s future operations; the Company’s ability to effectively integrate our recent acquisitions and achieve the intended benefits and synergies of the acquisitions; political and economic stability, especially in the geographic areas where the Company manufactures or sells its product; and improving global conditions in the door manufacturing and housing industries consistent with the Company’s assumed levels of housing starts and repair, renovation and remodeling. Readers must carefully consider any such statements and should understand that such statements are based on management’s current estimates and assumptions and are subject to many factors, risks and uncertainties which could cause actual results and developments to differ materially from the Company’s forward-looking statements. These factors may include inaccurate assumptions and a broad variety of other known and unknown risks and uncertainties, including: general economic, market and business conditions; levels of residential new construction, residential repair, renovation and remodeling and non-residential building construction activity; competition; our ability to successfully implement our business strategy; ability to manage our operations including integrating our recent acquisitions and companies or assets we acquire in the future; our ability to generate sufficient cash flows to fund our capital expenditure requirements and to meet our debt service obligations, including our obligations under our senior notes and our senior secured asset-based credit facility; labor relations (i.e., disruptions, strikes or work stoppages), labor costs and availability of labor; increases in the costs of raw materials or any shortage in supplies; our ability to keep pace with technological developments; the actions by, and the continued success of, certain key customers; our ability to maintain relationships with certain customers; new contractual commitments; the ability to generate the benefits of our restructuring activities; retention of key management personnel; environmental and other government regulations; limitations on operating our business as a result of covenant restrictions under our existing and future indebtedness, including our senior notes and our ABL Facility; and other factors publicly disclosed by the Company from time to time. No forward-looking statement can be guaranteed and actual future results may vary materially. Therefore, we caution you not to place undue reliance on our forward-looking statements. The Company disclaims any responsibility to update these forward-looking statements, whether as a result of new information, future events or otherwise unless required by applicable law.

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